CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our report dated July 14, 1995 on the financial statements and financial highlights of Bull & Bear Dollar Reserves, a series of common stock of Bull & Bear Funds II, Inc. Such financial statements and financial highlights appear in the 1995 Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information filed in Post-Effective Amendment No. 51 under the Securities Act of 1933 and Amendment No. 42 under the Investment Company Act of 1940 to the Registration Statement on Form N-1A of Bull & Bear Dollar Reserves. We also consent to the references to our Firm in the Registration Statement and Prospectus.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 16, 1995


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our report dated July 14, 1995 on the financial statements and financial highlights of Bull & Bear Global Income Fund, a series of common stock of Bull & Bear Funds II, Inc. Such financial statements and financial highlights appear in the 1995 Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information filed in Post-Effective Amendment No. 51 under the Securities Act of 1933 and Amendment No. 42 under the Investment Company Act of 1940 to the Registration Statement on Form N-1A of Bull & Bear Global Income Fund. We also consent to the references to our Firm in the Registration Statement and Prospectus.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 16, 1995

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our report dated July 14, 1995 on the financial statements and financial highlights of Bull & Bear U.S. Government Securities Fund, a series of common stock of Bull & Bear Funds II, Inc. Such financial statements and financial highlights appear in the 1995 Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information filed in Post-Effective Amendment No. 51 under the Securities Act of 1933 and Amendment No. 42 under the Investment Company Act of 1940 to the Registration Statement on Form N-1A of Bull & Bear U.S. Government Securities Fund. We also consent to the references to our Firm in the Registration Statement and Prospectus.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 16, 1995


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